GLOBAL X FUNDS
(THE "TRUST")

Global X MSCI Nigeria ETF (NGE) (the “Fund”)

SUPPLEMENT DATED AUGUST 7, 2023
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE ABOVE SERIES OF THE TRUST DATED MARCH 1, 2023, AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, Statutory Prospectus and SAI.

On June 22, 2023, the Board of Trustees (“Board”) of the Trust voted to approve the orderly liquidation and termination of the Fund based upon the recommendation of Global X Management Company LLC (“Adviser”), the Trust’s investment adviser. As noted in the supplement dated June 22, 2023, in view of historical uncertainty surrounding the Nigerian government’s currency policies, the timing for the proposed liquidation of the Fund may be subject to change. In light of the current status of the foreign exchange market in Nigeria, and based on the progress made to date in facilitating the proposed liquidation of the Fund, the officers of the Trust, pursuant to authority delegated by the Board, have determined that the timing of the proposed liquidation should be revised in order to facilitate the orderly unwinding of the Fund’s underlying assets and their conversion into U.S. dollars.

As of the close of regular trading on the NYSE Arca (the “NYSE”) on September 28, 2023 (“Closing Date”), the shares of the Fund will cease trading on the NYSE and the Fund will be closed to purchases by investors. In order to facilitate orderly capital markets activity, the Fund anticipates permitting purchases and redemptions of creation units in the Fund until it is delisted from the NYSE.

Shareholders may sell their holdings in the Fund prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to these transactions. Prior to the Closing Date, the Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This necessary process will result in the Fund not tracking its underlying index and increasing its cash holdings, which may not be consistent with the Fund’s current investment objective and strategy.

On or about October 2, 2023, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares in an amount equal to the net asset value of their shares as of the close of business on that date. These distributions will be taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will be terminated. The Adviser will bear all fees and expenses that may be incurred in connection with the liquidation of the Fund and the distribution of cash proceeds to investors in the Fund, other than brokerage fees and expenses.

In view of historical uncertainty surrounding the Nigerian government’s currency policies, mentioned above, the timing for the proposed liquidation of the Fund and the Closing Date is subject to further change. Shareholders of the Fund will be promptly notified of any such changes.

For more information, please contact the Fund at 1-888-493-8631.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE